CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

Portfolio Summary
No of Loans: 2404
Total Original Balance: 578,416,371.60
Avg Original Balance: 240,605.81
Total Scheduled Balance: 577,813,599.06
Avg Scheduled Balance: 240,355.07
WAC: 6.17155
Net Wac: 5.89494
Wgt Avg Gross Margin: 3.06073
Wgt Avg Net Margin: 2.78412
Wgt Avg Initial Cap: 3.33450
Wgt Avg Periodic Cap: 1.06252
Wgt Avg Periodic Cap (Annualized): 2.01890
Wgt Avg Life Cap: 5.24160
wgt Avg Max Rate: 11.41693
Wgt Avg Original Term: 360
Wgt Avg Remaining Term: 358
Months to Rate Reset: 31
Wgt Avg Original LTV: 79.04
Wgt Avg CLTV: 90.16
FICO: 702
% in California: 35.99
% Northern California: 12.10
% Southern California: 23.84
% LTV > 80 - No MI: 0.58

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
Mortgage Rates	No of	Scheduled				Net	Orig.				Owner	Full-Alt	Cashout	SFD
(%)	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
2.500 - 2.749	1	24,711.11	0.0	24,711.11	2.625	2.375	85.08	719	351	9	0.0	0.0	0.0	0.0
2.750 - 2.999	2	322,664.03	0.1	161,332.02	2.750	2.500	60.50	754	356	4	100.0	100.0	0.0	100.0
3.000 - 3.249	2	493,382.46	0.1	246,691.23	3.069	2.819	75.00	691	357	3	100.0	0.0	55.6	100.0
3.250 - 3.499	8	2,017,555.32	0.3	252,194.42	3.267	2.999	72.92	725	357	3	100.0	17.4	30.4	95.1
3.500 - 3.749	22	5,402,882.40	0.9	245,585.56	3.590	3.325	72.24	730	358	2	98.5	34.7	16.4	83.8
3.750 - 3.999	21	5,257,791.48	0.9	250,371.02	3.765	3.506	70.61	723	358	2	96.5	16.7	26.5	84.8
4.000 - 4.249	19	4,836,777.31	0.8	254,567.23	4.061	3.705	79.68	711	358	2	100.0	32.6	0.0	91.9
4.250 - 4.499	24	8,135,449.89	1.4	338,977.08	4.357	3.987	78.22	711	358	2	96.1	8.8	13.1	100.0
4.500 - 4.749	42	10,415,744.59	1.8	247,993.92	4.552	4.179	77.62	716	358	2	97.7	36.2	17.3	91.8
4.750 - 4.999	46	13,108,076.11	2.3	284,958.18	4.832	4.458	78.38	719	358	2	96.8	29.5	12.3	95.3
5.000 - 5.249	30	10,279,774.42	1.8	342,659.15	5.078	4.703	77.91	725	358	2	100.0	6.6	21.9	78.4
5.250 - 5.499	117	32,469,418.06	5.6	277,516.39	5.353	5.058	75.36	709	358	2	90.8	16.4	22.1	87.0
5.500 - 5.749	177	42,309,520.53	7.3	239,036.84	5.552	5.274	76.86	706	358	2	83.8	24.6	26.2	80.4
5.750 - 5.999	306	77,387,294.53	13.4	252,899.66	5.819	5.543	78.42	700	358	2	81.1	23.5	17.9	82.0
6.000 - 6.249	199	51,561,920.13	8.9	259,105.13	6.056	5.794	78.99	706	356	2	81.1	12.0	12.3	85.3
6.250 - 6.499	390	89,997,778.82	15.6	230,763.54	6.313	6.045	79.67	706	358	2	76.9	13.6	12.9	82.8
6.500 - 6.749	353	78,596,099.06	13.6	222,651.84	6.549	6.290	78.77	696	358	2	72.2	8.1	15.1	83.9
6.750 - 6.999	271	63,252,064.90	10.9	233,402.45	6.813	6.547	80.29	693	358	2	72.8	12.5	10.9	72.0
7.000 - 7.249	95	20,288,741.53	3.5	213,565.70	7.049	6.785	80.99	697	358	2	53.8	5.0	10.9	58.6
7.250 - 7.499	96	20,512,666.52	3.6	213,673.61	7.310	7.044	80.61	689	358	2	41.6	10.6	10.6	61.8
7.500 - 7.749	67	15,787,399.26	2.7	235,632.82	7.554	7.302	83.55	692	358	2	54.1	6.4	23.7	66.7
7.750 - 7.999	58	15,428,253.68	2.7	266,004.37	7.812	7.548	82.83	699	358	2	56.2	13.3	11.9	62.2
8.000 - 8.249	26	5,117,127.81	0.9	196,812.61	8.026	7.752	85.38	681	358	2	39.4	11.8	13.2	65.3
8.250 - 8.499	13	1,935,224.08	0.3	148,863.39	8.297	8.047	89.62	706	358	2	22.8	11.5	30.2	62.0
8.500 - 8.749	14	1,828,627.54	0.3	130,616.25	8.563	8.313	92.81	695	357	3	11.9	0.0	19.4	58.8
8.750 - 8.999	5	1,046,653.48	0.2	209,330.70	8.750	8.500	85.79	693	358	2	61.6	4.5	4.5	47.6
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 2.625
Max: 8.750
Wgt Avg: 6.172

		Total
	No of	Scheduled				Net	Orig.					Initial	Periodic	Ceiling
Index	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	Age	Margin	Cap	Cap	Rate
Treasury - 1 Year	7	1,522,917.31	0.3	217,559.62	3.411	3.161	71.89	719	356	4	2.775	1.791	2.000	9.917
Libor - 6 Month	2,293	547,148,283.10	94.7	238,616.78	6.248	5.977	79.11	701	358	2	3.093	3.410	1.010	11.449
Libor - 1 Year	104	29,142,398.65	5.0	280,215.37	4.888	4.506	78.01	724	358	2	2.467	2.000	2.000	10.888
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	3.061	3.335	1.063	11.417

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
Months to	No of	Scheduled				Net	Orig.				Owner	Full-Alt	Cashout	SFD
Rate Reset	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
1 - 6	181	50,537,394.61	8.7	279,212.12	4.620	4.275	77.01	717	358	2	99.2	24.2	19.7	90.9
7 - 12	97	26,605,227.21	4.6	274,280.69	4.726	4.357	77.47	725	358	2	96.3	15.8	15.8	88.8
13 - 18	6	1,056,291.94	0.2	176,048.66	7.401	7.151	85.38	674	352	8	14.1	8.2	0.0	46.0
19 - 24	846	199,129,728.84	34.5	235,377.93	6.407	6.148	79.64	695	357	2	73.0	14.6	14.4	75.5
25 - 30	5	1,176,388.27	0.2	235,277.65	7.140	6.890	84.64	680	354	6	57.1	18.8	42.9	79.7
31 - 36	741	177,383,080.16	30.7	239,383.37	6.193	5.930	78.86	701	358	2	75.2	13.4	14.6	83.0
49 - 54	1	302,407.31	0.1	302,407.31	6.750	6.335	80.00	736	354	6	0.0	0.0	0.0	0.0
55 - 60	527	121,623,080.71	21.0	230,783.83	6.694	6.416	79.38	705	358	2	70.1	15.0	17.4	76.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 2
Max: 60
Wgt Avg: 31

		Total									%	%	%	%
	No of	Scheduled				Net	Orig.				Owner	Full-Alt	Cashout	SFD
Margin	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
1.251 - 1.500	1	24,711.11	0.0	24,711.11	2.625	2.375	85.08	719	351	9	0.0	0.0	0.0	0.0
1.501 - 1.750	2	613,551.17	0.1	306,775.58	3.250	2.980	65.87	711	359	1	100.0	16.0	100.0	84.0
1.751 - 2.000	134	39,066,257.82	6.8	291,539.24	4.889	4.517	78.53	714	358	2	99.7	24.6	17.5	94.4
2.001 - 2.250	464	124,265,131.83	21.5	267,812.78	5.892	5.622	77.93	710	359	1	90.0	12.5	15.3	81.5
2.251 - 2.500	215	57,881,994.76	10.0	269,218.58	5.338	5.028	75.88	716	358	2	88.5	17.5	19.2	83.2
2.501 - 2.750	149	39,678,761.04	6.9	266,300.41	5.750	5.484	75.72	701	358	2	81.7	24.9	24.0	81.0
2.751 - 3.000	214	52,714,296.71	9.1	246,328.49	6.081	5.813	79.52	706	356	2	74.3	19.9	9.4	86.3
3.001 - 3.250	289	62,706,824.90	10.9	216,978.63	6.289	6.025	79.57	698	358	2	68.3	15.1	16.8	87.1
3.251 - 3.500	261	55,363,682.26	9.6	212,121.39	6.561	6.301	80.10	693	358	2	71.5	11.6	11.9	78.4
3.501 - 3.750	189	44,294,897.39	7.7	234,364.54	6.702	6.441	80.37	690	358	2	65.2	9.6	15.4	72.7
3.751 - 4.000	110	22,878,680.55	4.0	207,988.01	6.958	6.689	81.27	694	358	2	54.2	8.2	13.1	67.9
4.001 - 4.250	88	19,492,266.70	3.4	221,503.03	7.238	6.984	81.32	692	358	2	42.3	7.4	10.9	63.2
4.251 - 4.500	70	17,235,217.41	3.0	246,217.39	7.516	7.247	83.18	694	358	2	46.8	12.0	18.0	68.5
4.501 - 4.750	43	10,923,188.05	1.9	254,027.63	7.636	7.386	82.14	686	358	2	52.9	8.7	9.1	56.3
4.751 - 5.000	170	29,781,723.83	5.2	175,186.61	7.033	6.773	82.37	695	358	2	67.2	17.6	16.1	66.8
5.001 - 5.250	3	481,378.47	0.1	160,459.49	6.935	6.685	83.54	674	356	4	35.4	100.0	35.4	100.0
5.251 - 5.500	1	159,459.71	0.0	159,459.71	5.375	5.125	80.00	643	357	3	100.0	0.0	100.0	100.0
5.751 - 6.000	1	251,575.37	0.0	251,575.37	6.875	6.625	80.00	711	358	2	100.0	0.0	0.0	0.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 1.500
Max: 5.875
Wgt Avg: 3.061

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total										%	%	%	%
	No of	Scheduled				Net	Orig.			WA	Periodic	Owner	Full- Alt	Cashout	SFD
Rate Change Frequency	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	Seasoning	Cap	Occupied	Doc	Refi	PUD
6	2,293	547,148,283.10	94.7	238,616.78	6.248	5.977	79.11	701	358	2	1.010	75.1	15.2	15.5	79.4
12	111	30,665,315.96	5.3	276,264.11	4.814	4.439	77.70	724	358	2	2.000	96.2	16.0	18.1	86.1
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	1.063	76.2	15.2	15.6	79.8

		Total								%		%	%	%
	No of	Scheduled			Net	Orig.				Owner		Full-Alt	Cashout	SFD
Scheduled Balances ($)	Loans	Balance	%	Avg. Balance	WAC	WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
0.00 - 24,999.99	1	24,711.11	0.0	24,711.11	2.625	2.375	85.08	719	351	9	0.0	0.0	0.0	0.0
25,000.00 - 49,999.99	20	877,809.96	0.2	43,890.50	7.446	7.189	82.52	685	358	2	19.7	24.1	28.5	63.3
50,000.00 - 74,999.99	75	4,821,387.84	0.8	64,285.17	6.944	6.677	80.50	700	358	2	46.2	17.9	19.9	78.4
75,000.00 - 99,999.99	161	14,551,930.95	2.5	90,384.66	6.472	6.211	79.64	698	358	2	45.2	26.2	14.2	78.1
100,000.00 - 124,999.99	241	27,330,149.20	4.7	113,403.11	6.293	6.024	80.00	702	358	2	62.2	20.4	13.2	81.4
125,000.00 - 149,999.99	226	31,213,551.51	5.4	138,113.06	6.351	6.079	80.98	698	358	2	67.2	19.7	11.1	78.4
150,000.00 - 174,999.99	226	36,564,293.17	6.3	161,788.91	6.136	5.863	79.40	703	358	2	70.5	17.5	12.8	83.6
175,000.00 - 199,999.99	223	41,676,893.98	7.2	186,891.90	6.150	5.885	79.43	701	358	2	69.1	16.0	12.7	81.6
200,000.00 - 249,999.99	362	81,349,543.46	14.1	224,722.50	6.118	5.845	79.42	704	358	2	71.1	15.6	13.8	85.5
250,000.00 - 299,999.99	275	75,332,952.98	13.0	273,938.01	6.238	5.967	80.27	700	358	2	79.2	12.3	18.0	76.6
300,000.00 - 399,999.99	317	108,564,025.63	18.8	342,473.27	6.016	5.732	79.35	707	358	2	82.6	13.4	14.5	77.5
400,000.00 - 499,999.99	135	60,263,940.39	10.4	446,399.56	6.190	5.905	79.63	704	358	2	85.1	14.1	17.7	79.0
500,000.00 - 599,999.99	66	36,137,650.75	6.3	547,540.16	6.060	5.771	77.83	694	358	2	78.9	19.5	15.1	75.5
600,000.00 - 699,999.99	37	23,694,517.98	4.1	640,392.38	6.145	5.864	77.09	701	353	2	89.3	2.7	16.9	84.1
700,000.00 - 799,999.99	14	10,430,092.62	1.8	745,006.62	6.435	6.156	75.87	700	359	1	93.0	6.9	21.0	85.3
800,000.00 - 899,999.99	7	5,937,005.35	1.0	848,143.62	6.122	5.803	78.59	739	358	2	85.6	14.1	14.1	71.3
900,000.00 - 999,999.99	15	14,507,674.49	2.5	967,178.30	6.259	5.988	72.94	683	358	2	80.3	26.8	26.3	86.9
1,000,000.00 - 1,099,999.99	2	2,040,000.00	0.4	1,020,000.00	5.890	5.578	71.00	757	359	1	100.0	0.0	0.0	100.0
2,000,000.00 - 2,999,999.00	1	2,495,467.69	0.4	2,495,467.69	6.500	6.250	3.968	707	358	2	100.0	0.0	100.0	0.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

Min: 24,711.11
Max: 2,495,467.69
Avg: 240,355.07

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
FICO	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
<= 0	9	2,171,031.34	0.4	241,225.70	6.590	6.340	76.80	0	358	2	52.3	28.5	6.7	73.1
576 - 600	3	956,147.35	0.2	318,715.78	6.611	6.361	73.31	586	357	3	76.8	81.2	100.0	100.0
601 - 625	45	9,370,331.95	1.6	208,229.60	6.493	6.243	77.30	621	358	2	86.3	26.5	42.1	84.6
626 - 650	241	51,875,716.45	9.0	215,251.94	6.430	6.157	77.18	640	358	2	80.6	25.7	26.0	78.7
651 - 675	407	102,817,692.37	17.8	252,623.32	6.323	6.050	78.96	664	358	2	78.7	20.4	20.2	80.7
676 - 700	533	127,650,273.86	22.1	239,493.95	6.142	5.865	79.94	688	357	2	79.8	11.4	15.1	82.2
701 - 725	478	118,419,830.58	20.5	247,740.23	6.198	5.926	78.89	711	358	2	75.5	12.2	12.4	76.3
726 - 750	329	77,240,848.15	13.4	234,774.61	5.952	5.660	79.00	738	358	2	73.8	12.2	12.5	78.7
751 - 775	228	56,535,595.73	9.8	247,963.14	6.075	5.797	79.85	761	358	2	73.1	14.1	8.3	80.9
776 - 800	109	25,337,803.07	4.4	232,456.91	5.801	5.510	78.95	786	358	2	59.7	11.6	7.2	79.8
801 - 825	22	5,438,328.22	0.9	247,196.74	6.044	5.754	77.71	806	358	2	58.6	5.8	15.4	85.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 581
Max: 816
Wgt Avg: 702

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Original LTV Ratio (%)	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
<= 50.000	24	6,502,061.69	1.1	270,919.24	5.518	5.259	37.97	705	358	2	92.3	1.8	78.1	52.1
50.001 - 55.000	5	1,376,352.91	0.2	275,270.58	5.418	5.168	52.62	654	358	2	100.0	17.1	22.5	100.0
55.001 - 60.000	20	5,372,101.26	0.9	268,605.06	5.370	5.111	58.36	693	358	2	68.5	9.3	58.1	56.0
60.001 - 65.000	30	11,109,028.39	1.9	370,300.95	5.531	5.267	63.27	694	358	2	83.8	10.2	57.2	86.6
65.001 - 70.000	82	23,136,081.13	4.0	282,147.33	5.691	5.419	69.14	698	358	2	61.8	21.7	36.4	81.6
70.001 - 75.000	228	55,550,682.31	9.6	243,643.34	6.113	5.843	74.40	694	358	2	60.6	14.7	32.3	77.9
75.001 - 80.000	1,719	417,330,576.33	72.2	242,775.20	6.173	5.894	79.85	704	358	2	80.8	15.1	9.7	81.4
80.001 - 85.000	23	4,549,660.09	0.8	197,811.31	6.342	6.037	84.16	677	358	2	67.5	18.3	54.2	64.7
85.001 - 90.000	126	24,630,414.12	4.3	195,479.48	6.655	6.373	89.81	704	358	2	52.9	23.5	19.9	73.1
90.001 - 95.000	145	27,977,565.82	4.8	192,948.73	6.794	6.540	94.93	706	358	2	66.0	10.5	5.2	73.0
95.001 - 100.000	2	279,075.01	0.0	139,537.50	7.009	6.759	100.00	680	356	4	100.0	64.3	0.0	100.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 23.840
Max: 100.000
Wgt Avg: 79.038

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Combined LTV Ratio (%)	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
<= 50.000	20	6,028,711.71	1.0	301,435.59	5.598	5.345	37.69	701	358	2	91.6	2.0	80.9	48.3
50.001 - 55.000	5	1,376,352.91	0.2	275,270.58	5.418	5.168	52.62	654	358	2	100.0	17.1	22.5	100.0
55.001 - 60.000	17	4,017,880.20	0.7	236,345.89	5.276	5.014	57.92	696	358	2	74.0	4.1	68.4	74.8
60.001 - 65.000	24	7,719,363.59	1.3	321,640.15	5.507	5.253	63.03	691	358	2	87.1	14.7	82.3	87.5
65.001 - 70.000	41	11,226,489.25	1.9	273,816.81	5.566	5.298	68.80	699	358	2	66.0	25.9	62.9	81.7
70.001 - 75.000	102	27,157,725.06	4.7	266,252.21	6.127	5.862	73.27	682	358	2	57.2	11.1	48.0	74.8
75.001 - 80.000	318	73,450,239.66	12.7	230,975.60	6.169	5.883	78.81	697	358	2	62.4	16.5	31.6	76.1
80.001 - 85.000	54	13,552,747.46	2.3	250,976.80	6.277	5.987	78.38	695	358	2	73.9	6.1	31.4	75.2
85.001 - 90.000	504	127,787,243.43	22.1	253,546.12	6.263	5.978	80.45	702	357	2	58.4	13.1	16.2	77.8
90.001 - 95.000	584	135,353,450.49	23.4	231,769.61	6.255	5.982	82.64	703	358	2	74.6	15.9	3.3	79.7
95.001 - 100.000	735	170,143,395.30	29.4	231,487.61	6.154	5.881	79.77	709	358	2	99.7	17.0	1.9	84.7
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 23.840
Max: 100.000
Wgt Avg: 90.156

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Documentation Type	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
REDUCED	1,445	361,606,580.25	62.6	250,246.77	6.134	5.855	78.79	704	358	2	76.6	0.0	15.0	81.1
FULL/ALT	402	87,869,791.97	15.2	218,581.57	5.888	5.604	79.48	692	358	2	73.3	100.0	17.7	77.0
No Income/ No Asset	322	69,057,346.60	12.0	214,463.81	6.365	6.100	79.29	714	358	2	80.4	0.0	16.3	82.0
STATED/STATED	235	59,279,880.24	10.3	252,254.81	6.594	6.329	79.61	694	358	2	73.3	0.0	15.9	73.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Property Type	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
Single Family Residence	1,329	309,840,138.82	53.6	233,137.80	6.073	5.793	79.05	703	358	2	80.1	14.0	18.8	100.0
Condo	240	52,629,499.50	9.1	219,289.58	6.190	5.909	77.80	707	358	2	81.9	12.1	11.2	0.0
2-4 Family	226	63,377,330.53	11.0	280,430.67	6.708	6.448	79.71	701	358	2	49.8	21.3	14.1	0.0
Co-op	6	837,757.49	0.1	139,626.25	6.204	5.919	80.45	699	358	2	100.0	43.0	4.8	0.0
PUD	603	151,128,872.71	26.2	250,628.31	6.142	5.867	79.16	701	358	2	77.4	16.0	11.4	100.0
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Mortgage Loan Purpose	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
Purchase	1,797	433,733,929.72	75.1	241,365.57	6.247	5.974	80.26	707	358	2	73.9	14.3	0.0	78.0
Refinance - Rate Term	255	53,736,752.76	9.3	210,732.36	5.740	5.445	77.43	688	358	2	86.8	19.5	0.0	87.8
Refinance - Cashout	352	90,342,916.59	15.6	256,656.01	6.065	5.783	74.12	687	358	2	81.1	17.2	100.0	83.5
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
OccupancyType	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
Primary	1,695	440,546,603.25	76.2	259,909.50	6.026	5.746	78.83	700	358	2	100.0	14.6	16.6	82.9
SecondHome	65	14,757,743.12	2.6	227,042.20	6.298	6.042	79.10	703	358	2	0.0	10.4	6.6	81.1
Investment	644	122,509,252.69	21.2	190,231.76	6.681	6.412	79.78	710	358	2	0.0	17.9	13.2	68.5
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
State	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
California	627	207,966,040.54	36.0	331,684.28	6.081	5.791	78.70	706	358	2	86.7	13.8	17.4	76.5
Nevada	405	88,903,050.28	15.4	219,513.70	6.344	6.084	79.12	699	358	2	51.1	14.3	8.3	95.0
New York	95	33,234,094.01	5.8	349,832.57	6.383	6.122	74.79	700	358	2	71.4	11.4	23.6	46.1
New Jersey	114	28,643,122.08	5.0	251,255.46	6.444	6.187	79.96	699	358	2	57.9	17.5	22.6	59.0
Florida	144	27,302,608.94	4.7	189,601.45	6.278	6.016	79.11	701	358	2	66.1	9.5	23.5	78.7
Other	1,019	191,764,683.23	33.2	188,189.09	6.098	5.820	79.96	701	358	2	81.6	18.3	13.6	85.4
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Original Term	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
180	1	650,000.00	0.1	650,000.00	6.000	5.750	76.47	689	178	2	100.0	0.0	0.0	100.0
360	2,403	577,163,599.06	99.9	240,184.60	6.172	5.895	79.04	702	358	2	76.2	15.2	15.7	79.8
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Max: 360
Min: 180
Wgt Avg: 360

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
Remaining Term	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
to Stated Maturity	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
169 - 180	1	650,000.00	0.1	650,000.00	6.000	5.750	76.47	689	178	2	100.0	0.0	0.0	100.0
349 - 360	2,403	577,163,599.06	99.9	240,184.60	6.172	5.895	79.04	702	358	2	76.2	15.2	15.7	79.8
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 178
Max: 360
Wgt Avg: 358

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
First Payment Date	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
2003	5	796,186.86	0.1	159,237.37	5.184	4.915	83.98	657	351	9	65.5	46.8	0.0	96.9
2004	2,399	577,017,412.20	99.9	240,524.14	6.173	5.896	79.03	702	358	2	76.3	15.2	15.7	79.8
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Zipcode	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
89141	19	5,651,180.79	1.0	297,430.57	6.353	6.075	78.14	703	358	2	56.5	9.9	4.1	100.0
89052	21	5,455,711.85	0.9	259,795.80	6.315	6.065	78.01	715	358	2	32.3	18.7	15.3	98.0
89131	19	5,376,977.05	0.9	282,998.79	6.330	6.080	80.91	704	358	2	60.4	3.3	0.0	100.0
89148	22	5,000,793.09	0.9	227,308.78	6.461	6.211	78.16	683	358	2	54.1	22.1	13.0	95.3
89129	24	4,836,175.65	0.8	201,507.32	6.448	6.179	80.38	692	358	2	28.9	15.9	6.9	94.5
Other	2,299	551,492,760.64	95.4	239,883.76	6.162	5.884	79.04	702	358	2	77.7	15.3	16.0	78.9
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Prepay Penalty	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
0	1,199	311,992,906.24	54.0	260,210.93	6.077	5.793	78.82	706	358	2	77.5	13.6	15.7	79.0
0.25	9	3,429,519.98	0.6	381,057.78	6.988	6.738	79.14	733	359	1	82.3	0.0	7.6	100.0
0.5	19	4,321,306.36	0.7	227,437.18	6.348	6.098	78.94	703	358	2	55.4	25.5	12.3	88.5
1	59	15,876,083.65	2.7	269,086.16	6.386	6.118	76.24	705	358	2	77.1	27.8	23.6	69.2
2	649	145,681,093.81	25.2	224,470.10	6.342	6.085	79.48	696	358	2	75.2	16.5	16.0	78.5
3	396	81,619,616.23	14.1	206,110.14	6.103	5.814	79.45	701	358	2	76.5	17.4	14.3	84.8
5	73	14,893,072.81	2.6	204,014.70	6.380	6.112	79.95	688	358	2	62.3	10.5	12.1	85.5
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
First Periodic Rate Cap	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
1.000	180	50,480,579.03	8.7	280,447.66	4.627	4.282	76.91	718	358	2	98.6	23.5	19.5	90.8
2.000	113	31,134,252.08	5.4	275,524.35	4.840	4.467	77.90	722	358	2	97.3	15.8	19.2	86.3
3.000	1,438	336,505,393.61	58.2	234,009.31	6.328	6.068	79.26	696	358	2	70.6	15.4	15.1	78.6
5.000	655	153,705,581.49	26.6	234,665.01	6.601	6.333	79.43	706	359	1	76.6	12.0	14.4	77.4
6.000	18	5,987,792.86	1.0	332,655.16	6.292	5.915	80.20	723	359	1	87.0	13.7	25.3	79.2
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 1.000
Max: 6.000
Wgt Avg: 3.335

		Total									%	%	%	%
Annualized	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Periodic Rate Cap	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
2.000	2,388	572,352,806.21	99.1	239,678.73	6.170	5.894	79.03	702	358	2	76.2	15.2	15.6	79.8
4.000	16	5,460,792.86	0.9	341,299.55	6.377	5.987	80.38	727	359	1	85.7	12.7	18.0	77.1
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 2.000
Max: 4.000
Wgt Avg: 2.019

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Periodic Rate Cap	Loans	Balance	%	Avg. Balance	WAC	NetWAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
1.000	2,277	541,687,490.25	93.7	237,895.25	6.246	5.976	79.10	701	358	2	75.0	15.2	15.5	79.4
2.000	127	36,126,108.82	6.3	284,457.55	5.051	4.673	78.11	724	358	2	94.6	15.5	18.1	84.7
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 1.000
Max: 2.000
Wgt Avg: 1.063

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20

CSFB 2004-AR8

Floaters

Credit Suisse First Boston

Jul 27, 2004 14:20

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Maximum Rate	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
<= 9.000	3	541,908.03	0.1	180,636.01	2.851	2.601	63.84	736	357	3	100.0	59.5	0.0	100.0
9.001 - 10.000	48	11,218,682.72	1.9	233,722.56	3.804	3.540	72.11	725	358	2	97.6	23.9	19.2	84.8
10.001 - 11.000	784	201,417,014.78	34.9	256,909.46	5.448	5.154	77.68	705	357	2	84.4	22.4	17.4	85.7
11.001 - 12.000	1,120	260,750,003.69	45.1	232,812.50	6.433	6.164	79.33	701	358	2	74.1	11.4	15.0	79.8
12.001 - 13.000	400	95,976,760.45	16.6	239,941.90	7.126	6.861	81.35	699	359	1	64.8	9.6	12.2	67.8
13.001 >=	49	7,909,229.39	1.4	161,412.84	7.993	7.728	86.88	684	358	2	46.5	12.5	28.7	66.8
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8
Min: 8.750
Max: 16.550
Wgt. Avg: 11.417

		Total									%	%	%	%
	No of	Scheduled					Orig.				Owner	Full-Alt	Cashout	SFD
Interest Only Period	Loans	Balance	%	Avg. Balance	WAC	Net WAC	LTV	FICO	WAM	AGE	Occupied	Doc	Refi	PUD
0	1,453	314,161,919.91	54.4	216,216.05	6.477	6.216	79.25	697	358	2	62.2	14.6	20.0	74.8
24	145	41,585,372.33	7.2	286,795.67	6.177	5.895	78.96	698	355	2	93.4	14.4	5.7	81.0
36	297	80,834,475.37	14.0	272,169.95	6.060	5.800	79.27	708	359	1	90.7	14.0	7.3	85.5
60	268	73,721,050.38	12.8	275,078.55	5.952	5.639	78.98	710	359	1	92.1	13.9	12.2	86.2
120	241	67,510,781.06	11.7	280,127.72	5.122	4.796	77.89	716	358	2	96.4	21.3	15.3	88.1
Total:	2,404	577,813,599.06	100.0	240,355.07	6.172	5.895	79.04	702	358	2	76.2	15.2	15.6	79.8

		Total
	No of	Scheduled									WA	Orig.
Group	Loans	Balance	%	Avg. Balance	MTR	WAC	Net WAC	Margin	Net Margin	WAM	Seasoning	LTV	FICO
8A	1407	262,317,868.16	45.40	186,437.72	34	6.327	6.060	3.147	2.880	358	2	79.89	700
8B	791	260,335,415.06	45.06	329,121.89	34	6.341	6.069	3.184	2.912	358	2	78.59	701
8C	206	55,160,315.85	9.55	267,768.52	5	4.632	4.285	2.071	1.723	358	2	77.06	718
Total:	2404	577,813,599.06	100.00	240,355.07	31	6.172	5.895	3.061	2.784	358	2	79.04	702

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.

Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2004 14:20